==============================================================================

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                   The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) January 23, 1995



                        AMERICAN EXPRESS COMPANY
    ----------------------------------------------------------------
         (Exact name of registrant as specified in its charter)



               New York                   1-7657         13-4922250
    -------------------------------   --------------    ------------
     (State or other jurisdiction     (Commission       (IRS Employer
              of incorporation)       File Number)      Identification)


        American Express Tower, World Financial Center
        New York, New York                                         10285
        -----------------------------------------------         ---------
        (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number,                      (212) 640-2000
        including area code                                 --------------


        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)



==============================================================================

Item 5.  Other Events

          On January 23, 1995, American Express Company issued the following press release:

NEW YORK, January 23, 1995 - American Express Company today reported record

1994 income from continuing operations of $1.4 billion, or $2.68 per share,

compared with $1.2 billion, or $2.30 per share a year ago before a gain of

$433 million from the sale of First Data Corporation (FDC) stock in 1993.

Including Lehman Brothers as a discontinued operation through May 31, 1994,

when it was spun-off, and the FDC gain in 1993, American Express' net income totaled $1.4 billion, or $2.75 per share, compared with $1.5 billion, or $2.92 per share last year.

   For the fourth quarter, American Express reported consolidated income from continuing operations of $335 million, or $0.65 per share, compared with $291 million, or $0.57 per share a year ago.  Including discontinued

operations, fourth quarter net income in 1993 was $399 million, or $0.78 per share.

   Travel Related Services (TRS) reported record 1994 net income of $998 million, a 13 percent increase over last year's net income of $884 million.

   Net revenues increased 9 percent reflecting an increase in worldwide billed business and growth in business travel sales.  The increase in billed business resulted from higher spending per Cardmember and an increase in the average number of Cards outstanding.

   Total expenses, excluding interest and the provision for losses,

increased 9 percent, reflecting business travel acquisitions and growth,

and investments in certain business initiatives.  The provision for losses declined, reflecting improved credit experience, particularly in the first half of the year.  Marketing and promotion expenses for the year were less than expected.

   For the fourth quarter, TRS net income was $237 million, compared with

$208 million a year ago.

   American Express Financial Advisors, formerly IDS Financial Services,

reported record 1994 net income of $428 million, a 20 percent increase over last year's net income of $358 million.

   Revenue and earnings growth benefited from an increase in management fees, as well as an increase in life insurance in force.

   American Express Financial Advisors reported record sales of annuities,

mutual funds and life and other insurance products.  Sales of investment certificates increased significantly from last year.

   For the fourth quarter, American Express Financial Advisors' net income was $114 million, compared with $98 million a year ago, despite narrowing investment margins during the quarter.

   American Express Bank (AEB) reported 1994 net income of $80 million,

compared with last year's net income of $92 million.

   Results reflect lower net revenues and higher operating expenses, in part due to spending related to systems technology.  The decline in results was partially offset by a reduction in the provision for credit losses.

   For the fourth quarter, AEB net income was $16 million, compared with

$25 million a year ago, reflecting lower net revenues.

   Corporate and Other reported 1994 net expenses of $126 million,

compared with net expenses of $162 million last year, before a $433 million after-tax gain from the sale of FDC stock in 1993.  For the fourth quarter,

Corporate and Other reported net expenses of $32 million, compared with net expenses of $40 million last year.


                                 *   *   *

   American Express Company is a diversified travel and financial services company founded in 1850.  It is a leader in charge and credit cards,

Travelers Cheques, travel, financial planning, investment products,

insurance and international banking.

                               AMERICAN EXPRESS COMPANY
                                   FINANCIAL SUMMARY
                                      (Unaudited)

 (dollars in millions, except per share amounts)

                                              Three Months Ended
                                                  December 31,    Percentage
                                               1994        1993    Inc/(Dec)
                                               ----        ----   ----------
 Revenues by Industry Segment (A)
 --------------------------------
   Travel Related Services (B)                $2,793      $2,474      12.9%
   American Express Financial Advisors           820         807       1.6
   American Express Bank (B)                     159         179     (11.3)
                                               -----       -----
                                               3,772       3,460       9.0


   Corporate and Other,
    including adjustments and
    eliminations                                  30          18      66.7
                                               -----       -----

 CONSOLIDATED REVENUES (A)                    $3,802      $3,478       9.3
                                              ======      ======


 Pretax Income from continuing operations
 by Industry Segment
 ----------------------------------------
   Travel Related Services (B)                  $341        $282      20.7%
   American Express Financial Advisors           166         139      19.5
   American Express Bank (B)                      25          35     (30.2)
                                               -----       -----
                                                 532         456      16.7
   Corporate and Other:
      Corporate expenses                         (57)        (64)     13.1
      FDC Gain                                     -           -         -
                                               -----       -----
                                                 (57)        (64)     13.1
                                               -----       -----

 PRETAX INCOME                                  $475        $392      21.3
                                               =====       =====

 Income from continuing operations
 by Industry Segment
 ---------------------------------
   Travel Related Services (B)                  $237        $208      13.6%
   American Express Financial Advisors           114          98      16.6
   American Express Bank (B)                      16          25     (34.0)
                                               -----       -----
                                                 367         331      10.9

   Corporate and Other :
      Corporate expenses                         (32)        (40)     20.4
      FDC Gain                                     -           -         -
                                               -----       -----

                                                 (32)        (40)     20.4
                                               -----       -----

 Income from continuing operations               335         291      15.2
 Discontinued operations (net of
   income taxes) (C)                               -         108         -
                                               -----       -----
 NET INCOME                                     $335        $399     (16.0)
                                               =====       =====

 Earnings per common share:
    Continuing operations                      $0.65       $0.57      14.0
    Discontinued operations                        -        0.21         -
                                               -----       -----
 NET INCOME PER COMMON SHARE                   $0.65       $0.78     (16.7)
                                               =====       =====
 Cash dividends declared per
   common share                               $0.225       $0.25
                                               =====       =====
 Average shares outstanding (000's)          507,417     505,044
                                             =======     =======

                                              Twelve Months Ended
                                                  December 31,    Percentage
                                               1994        1993    Inc/(Dec)
                                               ----        ----   ----------

 Revenues by Industry Segment (A)
 --------------------------------
   Travel Related Services (B)               $10,256      $9,432       8.8%
   American Express Financial Advisors         3,270       3,156       3.6
   American Express Bank (B)                     652         677      (3.8)
                                              ------      ------
                                              14,178      13,265       6.9

   Corporate and Other,
    including adjustments and
    eliminations                                 104         (11)        -
                                              ------      ------
 CONSOLIDATED REVENUES (A)                   $14,282     $13,254       7.8
                                             =======     =======

 Pretax Income from continuing operations
 by Industry Segment
 ----------------------------------------
   Travel Related Services (B)                $1,396      $1,173      19.0%
   American Express Financial Advisors           631         518      21.9
   American Express Bank (B)                     119         134     (11.3)
                                              ------      ------
                                               2,146       1,825      17.6
   Corporate and Other:
     Corporate expenses                         (255)       (278)      8.3
     FDC Gain                                      -         779         -
                                              ------      ------
                                                (255)        501         -
                                              ------      ------

 PRETAX INCOME                                $1,891      $2,326     (18.7)
                                              ======      ======

 Income from continuing operations
 by Industry Segment
 ---------------------------------
   Travel Related Services (B)                  $998        $884      12.9%
   American Express Financial Advisors           428         358      19.6
   American Express Bank (B)                      80          92     (13.4)
                                              ------      ------
                                               1,506       1,334      12.9

   Corporate and Other:
     Corporate expenses                         (126)       (162)     22.0
     FDC Gain                                      -         433         -
                                              ------      ------
                                                (126)        271         -
                                              ------      ------

 Income from continuing operations             1,380       1,605     (14.0)
 Discontinued operations (net of
   income taxes) (C)                              33        (127)        -
                                              ------      ------
 NET INCOME                                   $1,413      $1,478      (4.4)
                                              ======      ======

 Earnings per common share:
    Continuing operations                      $2.68       $3.17     (15.5)
    Discontinued operations                     0.07       (0.25)        -
                                              ------      ------
 NET INCOME PER COMMON SHARE                   $2.75       $2.92      (5.8)
                                              ======      ======
 Cash dividends declared per
   common share                               $0.925       $1.00
                                              ======      ======
 Average shares outstanding (000's)          508,815     500,138
                                             =======     =======


 (A) Revenues are reported net of interest expense, where applicable.

 (B) Prior year's amounts for Travel Related Services (TRS) and
 American Express Bank (AEB) have been restated to reflect the transfer of certain consumer financial services businesses from TRS to AEB.

 (C) On May 31, 1994, the Company completed a tax free spin - off of Lehman Brothers (LB) through a special dividend to shareholders. Accordingly, LB results are reported as Discontinued Operations for all periods presented. The Discontinued Operations amounts in the table above represent American Express' share of LB's results after preferred dividends to Nippon Life Insurance Company.

 Note: Certain prior year amounts have been reclassified to conform to the current year's presentation.

 (Preliminary)
                               Travel Related Services
                                 Statement of Income
                                     (Unaudited)
 (Amounts in millions, except percentages and where indicated)

                                              Three Months Ended
                                                 December 31,      Percentage
                                                1994        1993     Inc/(Dec)
                                                ----        ----    ----------
 Net Revenues:
    Discount Revenue                           $1,098       $980        12.0%
    Net Card Fees                                 430        426         0.9
    Interest and Dividends                        209        176        18.3
    Other Revenues                                809        660        22.9
                                                -----      -----
                                                2,546      2,242        13.6
                                                -----      -----
    Lending:
      Finance Charge Revenue                      345        294        17.5
      Interest Expense                             98         62        59.2
                                                -----      -----
        Net Finance Charge Revenue                247        232         6.4
                                                -----      -----
             Total Net Revenues                 2,793      2,474        12.9
                                                -----      -----
 Expenses:
    Marketing and Promotion                       260        283        (7.8)
    Provision for Losses and Claims:
        Charge Card                               155        174       (11.0)
        Lending                                   121        106        14.2
        Other                                     115        112         2.6
                                                -----      -----
              Total                               391        392        (0.3)

    Interest Expense:
        Charge Card                               191        142        34.4
        Other Interest Expense                     40         49       (17.9)
                                                -----      -----
              Total                               231        191        21.1

    Net Discount Expense                           98         65        50.4
    Human Resources                               720        605        19.1
    Other Operating Expenses                      752        656        14.7
                                                -----      -----
              Total Expenses                    2,452      2,192        11.9
                                                -----      -----
 Pretax Income                                    341        282        20.7
 Income Tax Provision                             104         74        40.6
                                                -----      -----
 Net Income                                      $237       $208        13.6
                                                =====      =====

                                            Selected Statistical Information
 Total Cards in Force:
      United States                                 -          -           -
      Outside the United States                     -          -           -

            Total                                   -          -           -

 Basic Cards in Force:
      U.S. Consumer Card                            -          -           -
      U.S. Corporate Card                           -          -           -
      International Charge Card                     -          -           -

            Total                                   -          -           -

 Card Billed Business (billions):
     United States                              $27.7      $24.5        13.2
     Outside the United States                   11.3        9.6        17.8
                                                -----      -----
           Total                                $39.0      $34.1        14.5
                                                =====      =====


                                             Twelve Months Ended
                                                 December 31,      Percentage
                                                 1994       1993     Inc/(Dec)
                                                 ----       ----    ----------
 Net Revenues:
    Discount Revenue                           $3,984     $3,621        10.0%
    Net Card Fees                               1,727      1,727         0.0
    Interest and Dividends                        776        724         7.2
    Other Revenues                              2,821      2,432        16.2
                                                -----      -----
                                                9,308      8,504         9.5
                                                -----      -----
    Lending:
      Finance Charge Revenue                    1,258      1,185         6.2
      Interest Expense                            310        257        21.2
                                                -----      -----
        Net Finance Charge Revenue                948        928         2.0
                                               ------      -----
             Total Net Revenues                10,256      9,432         8.8
                                               ------      -----
 Expenses:
    Marketing and Promotion                     1,036      1,068        (2.9)
    Provision for Losses and Claims:
        Charge Card                               633        702        (9.9)
        Lending                                   378        417        (9.2)
        Other                                     471        429         9.7
                                                -----      -----
              Total                             1,482      1,548        (4.3)

    Interest Expense:
        Charge Card                               681        662         2.8
        Other Interest Expense                    150        137         9.6
                                                -----      -----
              Total                               831        799         4.0

    Net Discount Expense                          326        219        49.0
    Human Resources                             2,583      2,227        16.0
    Other Operating Expenses                    2,602      2,398         8.6
                                                -----      -----
              Total Expenses                    8,860      8,259         7.3
                                                -----      -----

 Pretax Income                                  1,396      1,173        19.0
 Income Tax Provision                             398        289        37.6
                                                -----      -----
 Net Income                                      $998       $884        12.9
                                                =====      =====


                                            Selected Statistical Information

 Total Cards in Force:
      United States                              25.3       24.7         2.3
      Outside the United States                  11.0       10.7         2.9
                                                -----      -----
            Total                                36.3       35.4         2.5
                                                =====      =====
 Basic Cards in Force:
      U.S. Consumer Card                         11.5       11.5         0.4
      U.S. Corporate Card                         7.1        6.5         8.7
      International Charge Card                   8.1        8.0         2.0
                                                -----      -----
            Total                                26.7       26.0         3.0
                                                =====      =====
 Card Billed Business (billions):
     United States                             $101.2      $89.8        12.6
     Outside the United States                   39.7       34.3        16.0
                                                -----      -----
           Total                               $140.9     $124.1        13.6
                                                =====      =====

 Note: Prior year's results are stated on a consistent basis with the current year's presentation and include the impact of the transfer of certain consumer financial services businesses to American
 Express Bank.



 (Preliminary)
                               Travel Related Services (continued)
                                 Selected Statistical Information
                                           (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                              Three Months Ended
                                                 December 31,      Percentage
                                                 1994       1993    Inc/(Dec)
                                                 ----       ----   ----------
 Number of Service Establishments                   -          -           -
 Travelers Cheque Sales (billions)               $5.1       $4.8         5.5
 Average Travelers Cheques
   Outstanding (billions)                        $5.4       $4.9         9.4
 Travel Sales (billions)                         $3.6       $2.2        62.4
 Return on Average Equity                           -          -           -

                                             Twelve Months Ended
                                                 December 31,      Percentage
                                                 1994       1993    Inc/(Dec)
                                                 ----       ----   ----------
 Number of Service Establishments                 3.9        3.6         9.6%
 Travelers Cheque Sales (billions)              $24.9      $23.6         5.1
 Average Travelers Cheques
   Outstanding (billions)                        $5.3       $5.0         6.4
 Travel Sales (billions)                        $10.7       $8.0        34.5
 Return on Average Equity                        24.0%      24.1%          -




 (Preliminary)
                               American Express Financial Advisors
                                       Statement of Income
                                           (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                              Three Months Ended
                                                 December 31,      Percentage
                                                1994       1993     Inc/(Dec)
 Revenues:                                      ----       ----    ----------
   Investment Income                            $496       $515        (3.7%)
   Fee Income                                    202        198         2.4
   Other Income                                  122         94        29.3
                                               -----      -----
          Total Revenues                         820        807         1.6
                                               -----      -----
 Expenses:
   Provision for Losses and Benefits:
      Annuities                                  265        264         0.6
      Insurance                                  102         84        21.7
      Investment Certificates                     30         27        12.9
      Other                                        0          0           -
                                               -----      -----
          Total                                  397        375         6.0

   Human Resources                               204        197         3.4
   Other Operating Expenses                       53         96       (45.1)
                                               -----      -----
          Total Expenses                         654        668        (2.1)
                                               -----      -----
 Pretax  Income                                  166        139        19.5
 Income Tax Provision                             52         41        26.2
                                               -----      -----
 Net Income                                     $114        $98        16.6
                                               =====      =====

                                            Selected Statistical Information

 Life Insurance in Force (billions)                -          -           -

 Assets Owned and/or Managed (billions):
   Assets managed for institutions                 -          -           -
   Assets owned and managed for individuals

        Owned Assets                               -          -           -
        Managed Assets                             -          -           -

                Total                              -          -           -

 Sales of Selected Products:
   Mutual Funds                               $2,069     $2,335       (11.4)
   Annuities                                  $1,104     $1,053         4.8
   Investment Certificates                      $373       $123           #
   Life and Other Insurance Sales                $94        $89         5.2

 Fees From Financial Plans (thousands)       $10,294    $10,027         2.7
 Number of Financial Planners                      -          -           -
 Product Sales Generated from Financial
  Plans as a Percentage of Total Sales          62.2%      59.3%          -
 Return on Average Equity                          -          -           -


                                             Twelve Months Ended
                                                 December 31,      Percentage
                                                1994       1993     Inc/(Dec)
                                                ----       ----    ----------
 Revenues:
   Investment Income                          $1,994     $2,049        (2.7%)
   Fee Income                                    806        727        10.9
   Other Income                                  470        380        23.9
                                               -----      -----
          Total Revenues                       3,270      3,156         3.6
                                               -----      -----
 Expenses:
   Provision for Losses and Benefits:
      Annuities                                1,028      1,065        (3.5)
      Insurance                                  370        321        15.3
      Investment Certificates                    107        124       (13.6)
      Other                                        0          5           -
                                               -----      -----
          Total                                1,505      1,515        (0.6)

   Human Resources                               823        757         8.8
   Other Operating Expenses                      311        366       (15.2)
                                               -----      -----
          Total Expenses                       2,639      2,638         0.0
                                               -----      -----

 Pretax  Income                                  631        518        21.9
 Income Tax Provision                            203        160        27.1
                                               -----      -----
 Net Income                                     $428       $358        19.6
                                               =====      =====

                                            Selected Statistical Information

 Life Insurance in Force (billions)            $52.7      $46.1        14.2
                                               =====      =====

 Assets Owned and/or Managed (billions):
   Assets managed for institutions             $27.4      $25.0         9.7
   Assets owned and managed for individuals
        Owned Assets                            40.2       37.4         7.5

        Managed Assets                          37.9       37.3         1.6
                                               -----      -----
                Total                         $105.5      $99.7         5.8
                                               =====      =====

 Sales of Selected Products:
   Mutual Funds                               $8,940     $8,583         4.2
   Annuities                                  $4,360     $4,105         6.2
   Investment Certificates                    $1,068       $575        85.5
   Life and Other Insurance Sales               $324       $309         5.0

 Fees From Financial Plans (thousands)       $39,651    $37,382         6.1
 Number of Financial Planners                  8,054      7,655         5.2
 Product Sales Generated from Financial
  Plans as a Percentage of Total Sales          61.7%      57.5%          -
 Return on Average Equity                       19.3%      17.9%          -

 # Denotes variance of more than 100%.


 (Preliminary)
                               American Express Bank
                                Statement of Income
                                    (Unaudited)

 (Amounts in millions, except percentages and where indicated)

                                              Three Months Ended
                                                 December 31,      Percentage
                                                1994       1993     Inc/(Dec)
                                                ----       ----    ----------
 Net Revenues:
   Interest Income                              $233       $238        (2.2%)
   Interest Expense                              149        147         1.3
                                               -----      -----
      Net Interest Income                         84         91        (8.0)

   Commissions, Fees and Other Revenues           59         69       (15.5)
   Foreign Exchange Income                        16         19       (12.0)
                                               -----      -----
      Total Net Revenues                         159        179       (11.3)
                                               -----      -----

 Provision for Credit Losses                       0          9           -
                                               -----      -----
 Expenses:
   Human Resources                                63         60         5.3
   Other Operating Expenses                       71         75        (5.9)
                                               -----      -----
       Total Expenses                            134        135        (1.0)
                                               -----      -----
 Pretax Income                                    25         35       (30.2)
 Income Tax Provision                              9         10       (21.5)
                                               -----      -----
 Net Income                                      $16        $25       (34.0)
                                               =====      =====

                                            Selected Statistical Information

 Return on Average Assets                          -          -           -
 Return on Average Common Equity                   -          -           -
 Total Loans                                       -          -           -
 Reserve for Credit Losses                         -          -           -
 Total Nonperforming Loans                         -          -           -
 Other Nonperforming Assets                        -          -           -
 Risk-Based Capital Ratios:
      Tier 1                                       -          -           -
      Total                                        -          -           -
 Leverage Ratio                                    -          -           -

                                             Twelve Months Ended
                                                 December 31,      Percentage
                                                1994       1993     Inc/(Dec)
                                                ----       ----    ----------
 Net Revenues:
   Interest Income                              $952       $960        (0.9%)
   Interest Expense                              604        595         1.4
                                               -----      -----
      Net Interest Income                        348        365        (4.6)

  Commissions, Fees and Other Revenues           232        236        (2.2)
   Foreign Exchange Income                        72         76        (4.6)
                                               -----      -----
      Total Net Revenues                         652        677        (3.8)
                                               -----      -----

 Provision for Credit Losses                       8         44       (81.0)
                                               -----      -----
 Expenses:
   Human Resources                               250        236         6.0
   Other Operating Expenses                      275        263         4.2
                                               -----      -----
       Total Expenses                            525        499         5.1
                                               -----      -----
 Pretax Income                                   119        134       (11.3)
 Income Tax Provision                             39         42        (6.9)
                                               -----      -----
 Net Income                                      $80        $92       (13.4)
                                               =====      =====

                                            Selected Statistical Information

 Return on Average Assets                       0.54%      0.65%          -
 Return on Average Common Equity               10.78%     13.67%          -
 Total Loans                                  $4,990     $5,614       (11.1)
 Reserve for Credit Losses                      $109       $126       (13.0)
 Total Nonperforming Loans                       $20        $43       (54.8)
 Other Nonperforming Assets                      $56        $89       (37.2)
 Risk-Based Capital Ratios:
      Tier 1                                     7.5%       6.3%          -
      Total                                     14.7%      10.2%          -
 Leverage Ratio                                  4.8%       4.4%          -

 Note: Prior year's results are stated on a consistent basis with the current year's presentation and include the impact of the transfer of certain consumer financial services businesses from Travel
 Related Services.
                                SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AMERICAN EXPRESS COMPANY


                                      By:    /s/ Stephen P. Norman
                                             -------------------------
                                      Name:  Stephen P. Norman
                                      Title: Secretary



Dated:  January 24, 1995